UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): March 2, 2005

Chico’s FAS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 2, 2005, Chico's FAS, Inc. issued a press release announcing its fourth quarter and year-end earnings. A copy of the press release is attached as an Exhibit to this Report on Form 8-K (Exhibit 99.1).

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1 Chico's FAS, Inc. Press release dated March 2, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: March 2, 2005	By: /s/ Michael J. Kincaid Michael J. Kincaid, Vice President -Finance, Chief Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Chico’s FAS, Inc. dated March 2, 2005